UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant [ ] Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

PCS Edventures!, Inc.

(Exact name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computer on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date File:

Indicate by check mark whether the Registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the Registrant was required to submit and post such files).

Yes ☒ No ☐

PCS Edventures!, Inc.

941 S. Industry Way,

Meridian, Idaho 83642

(208) 343-3110

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of PCS Edventures!, Inc.:

The 2025 Annual Meeting of Shareholders of PCS Edventures!, Inc. (the “Annual Meeting”) will be held at the PCS Edventures!, Inc. corporate offices at 941 S. Industry Way, Meridian, Idaho, 83642, on September 26, 2025, at 10:00 a.m. Mountain Time. At this year’s Annual Meeting, we plan to conduct the following business items:

1.	To elect the current members of our Board of Directors;

2.	The ratification of the election of Haynie & Company, as our independent registered public accounting firm for our fiscal year ending March 31, 2026 (“Fiscal Year 2026”);

3.	Vote to Amend our Articles of Incorporation to decrease our authorized shares of common stock from 150,000,000 no par value shares to 125,000,000 no par value shares; and

4.	To transact such other business as may properly come before the Annual Meeting (and any adjournment thereof), all in accordance with the accompanying Proxy Statement.

Shareholders of record at the close of business on Friday August 8, 2025, are entitled to notice of and to vote at the Annual Meeting (the “Record Date”), which has been set in accordance with Section 5 of our Third Amended Bylaws, filed as Exhibit 3.6 to our Fiscal Year 2025 10-K in Item 15 thereof.

All shareholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to participate by voting. The Proxy Statement, Proxy Card, and our 10-K Annual Report for the fiscal year ended March 31, 2025 (the “Fiscal Year 2025 10-K”), are available online as provided herein and are incorporated herein by reference (the “Proxy Soliciting Materials”). You may also vote over the Internet or by telephone using the information listed on the Proxy Card or voting instruction form. If you send your Proxy Card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your Proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

If you are unable to attend the Annual Meeting and would like to participate, we are broadcasting a live webinar of the Annual Meeting for shareholders. Information to access this webinar is listed in the Proxy Statement.

By the Order of the Board of Directors,

/s/ Todd R. Hackett
Todd R. Hackett,
Chairman of the Board

2 of 16

PCS Edventures!, Inc.

941 S. Industry Way,

Meridian, Idaho 83642

(208) 343-3110

PROXY STATEMENT

Annual Meeting and Proxy Solicitation Information

This Proxy Statement is furnished by our Board of Directors for the solicitation of proxies from the holders of our common stock in connection with the Annual Meeting of shareholders.

TIME: 10:00 a.m., Mountain Time, on Friday, September 26, 2025.

PLACE: To be held at the PCS Edventures!, Inc. (“PCS,” the “Company,” “we,” “our,” “us” and words of similar import) corporate offices at 941 S. Industry Way, Meridian, Idaho, 83642.

The Notice of Annual Meeting of Shareholders (the “Notice of the Annual Meeting), this Proxy Statement, the Proxy Card and the Fiscal Year 2025 10-K are available online and incorporated herein by reference (the “Proxy Soliciting Materials”); and the Notice of Internet Availability of the Proxy Soliciting Materials (the “Notice of Internet Availability”) will be mailed to our shareholders on August 15, 2025.

Voting Procedures

The presence in person or by Proxy of a majority of the voting power at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be considered represented at the Annual Meeting for the purpose of determining a quorum. The shares represented by each Proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the Proxy will be voted in favor of all matters to be voted on as set forth in the Proxy and, at the discretion of the persons named in the Proxy, on any other business that may properly come before the Annual Meeting (though we presently know of no other matters that are likely to come before the meeting). Each shareholder will be entitled to one vote for each share of common stock held and will not be entitled to cumulate votes in the election of directors.

Your Vote Is Important

In accordance with rules and regulations adopted by the SEC, we have elected to furnish our Proxy Soliciting Materials to shareholders by providing access to the materials on the Internet. Accordingly, the Notice of Internet Availability will be mailed to our shareholders at least 40 days prior to the Annual Meeting, and all of whom will have access to the Proxy Soliciting Materials on the Internet (or by receiving a paper copy thereof, if requested in accordance with the information presented in the Notice of Internet Availability. It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. If you are the registered holder of your shares and are viewing the Proxy Soliciting Materials on the Internet, you may grant your Proxy electronically via the Internet by following the instructions on the Notice of Internet Availability mailed to you and the instructions listed therein and on the Internet site. If your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided to you by that firm to determine whether and how you will be able to submit your Proxy. Submitting a Proxy over the Internet, by telephone or by mailing a Proxy Card, will ensure that your shares are represented at the Annual Meeting.

3 of 16

In addition, please also note that: the Notice of Internet Availability; the Notice of the Annual Meeting; and the Proxy Soliciting Materials are available in the “Investor Relations” section of our website at https://investors.edventures.com, under the “Annual Meeting” menu. We encourage you to access and review all of the important information contained in the Proxy Soliciting Materials before voting.

Approximate Date of Mailing of the Notice of Internet Availability

The Notice of Internet Availability is anticipated to be mailed to our shareholders on August 15, 2025 (the “Mailing Date”).

YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR VOTE PROMPTLY.

Shareholders can ensure that their shares are voted at the Annual Meeting, even if they do not plan to attend the Annual Meeting, by casting their vote by one of the following measures:

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 25, 2025. Have your Proxy Card in hand when you access our website and follow the instructions to obtain your records and to create an electronic voting instruction form. You will need the Control Number on the Notice of Internet Availability to vote online.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 25, 2025. Have your Proxy Card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your Proxy Card and return it in the postage-paid envelope we that will be with the Notice of Internet Availability or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, NY 11717. The Proxy Card must be received by September 25, 2025, in order for your vote to count.

Revocability of Proxy

The submission of a signed Proxy will not affect a shareholder’s right to attend the Annual Meeting and vote in person. Shareholders who execute proxies retain the right to revoke them at any time before they are voted by filing with the Secretary of the Company a written revocation or a Proxy bearing a later date at the corporate address. The presence at the Annual Meeting of a shareholder who has signed a Proxy does not, by itself, revoke that Proxy unless the shareholder attending the Annual Meeting files a written notice of revocation of the Proxy with the Secretary of the Company at any time prior to the voting of the Proxy at the Annual Meeting.

Proxies will be voted as specified by the shareholders. Where specific choices are not indicated, proxies will be voted FOR the election or adoption of each item so presented or proposed.

4 of 16

The Board of Directors knows of no other matters that are likely to be presented for shareholder action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote on such matters in their sole discretion.

Record Date

Only shareholders of record at the close of business on the Record Date, Friday, August 8, 2025, are entitled to receive notice of and to vote the shares of common stock registered in their name at the Annual Meeting. The Notice of Internet Availability will also be mailed to all brokers, banks or other nominees for voting by holders of our shares in “street name,” and those shareholders will also be entitled to vote at the Annual Meeting as outlined herein or in the Notice of Internet Availability.

Outstanding Shares

As of the Record Date, we anticipate that approximately 118,076,784 shares of our common stock will be outstanding. Each share of common stock entitles the holder to cast one vote on each matter to be voted upon at the Annual Meeting.

Voting Rights and Required Vote

Under Idaho law, the Idaho Business Corporation Act requires the presence of a quorum to conduct business at the Annual Meeting. A quorum is defined as the presence, either in person or by Proxy, of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting. The shares represented at the Annual Meeting by Proxies that are marked “withhold authority” will be counted as shares present for the purpose of determining whether a quorum is present. Broker non-votes (i.e., Proxies from brokers or nominees indicating that such persons have not received instructions from beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will also be counted as shares present for purposes of determining a quorum. Our current Board of Directors presently own in excess of a quorum of our outstanding shares (51.3% [see the caption “Security Ownership of Management and Certain Beneficial Holders,” below]).

With a quorum present, directors are elected by the affirmative vote of a plurality of the shares of common stock present, either in person or by Proxy, at the Annual Meeting and entitled to vote. For this purpose, “plurality” means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. In the election of directors, votes may be cast in favor, against or withheld. Votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors.

The ratification of the election of our auditors for Fiscal Year 2026 and the amendment to our Articles of Incorporation to increase our authorized shares must also be approved by the affirmative vote of a plurality of the shares of common stock present, either in person or by Proxy, at the Annual Meeting and entitled to vote, assuming a quorum is present.

It is presently anticipated that the Members of the Board of Directors will vote in favor of all matters to be presented at the Annual Meeting.

Effective Dates

The election of directors and the ratification of the election of our auditors for Fiscal Year 2026, if respectively approved by our shareholders, will be effective immediately following the Annual Meeting. The amendment to our Articles of Incorporation, if approved by our shareholders, will be effective on the filing of such amendment with the office of the Secretary of State of Idaho.

5 of 16

Security Ownership of Management and Certain Beneficial Owners

The following table outlines information provided to the Company as of August 8, 2025, the Record Date for the Annual Meeting, regarding beneficial ownership of our common stock by the Company’s directors, executive officers and any 5% beneficial owners and is updated from the information contained in our Fiscal Year 2025 10-K that accompanies our Proxy Soliciting Materials.

DIRECTORS AND EXECUTIVE OFFICERS AND FIVE PERCENT HOLDERS

Name and Address of Beneficial Owner	Shares Owned	Shares Issuable Upon Exercise of Options	Shares Issuable Upon Receipt of Restricted Stock Units	Shares Issuable Upon Exercise of Warrants	Shares Issuable Upon Exercise of Convertible Note	Total	Percentage Owned (1)
Todd R. Hackett Chairman & CEO 941 S. Industry Way Meridian, ID 83642	55,465,380	-	-	-	-	55,465,380	47.0%
Michael J. Bledsoe President and Director 941 S. Industry Way, Meridian, ID 83642	2,734,235	-	-	-	-	2,734,235	2.3%
All officers as a group (two (2) persons)	58,199,615	-	-	-	-	58,199,615	49.3%
Outside Directors
Sean P. Iddings Independent Director	2,346,200	-	-	-	-	2,346,200	2.0%
All officers and directors as a group (three (3) persons)	60,545,815	-	-	-	-	60,545,815	51.3%
>5% Holders
Daniel Fuchs (2) 526 Shoup Ave. W., Suite K, Twin Falls, ID 83301	11,662,001	-	-	-	-	11,662,001	9.9%
K2Red, LLC 526 Shoup Ave. W., Suite K, Twin Falls, ID 83301	7,300,547	-	-	-	-	7,300,547	6.2%

(1)	Based upon 118,076,784 outstanding shares.
(2)	Includes shares owned in K2Red, LLC., in which Daniel Fuchs is a 33.3% owner and control person.

Director Qualifications

In evaluating potential directors, The Board considers the following factors:

●	the appropriate size of our Board of Directors;

6 of 16

●	our needs with respect to the particular talents and experience of our directors;
●	the knowledge, skills and experience of nominees, including experience in finance, administration, or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;
●	familiarity with the educational industry;
●	experience with accounting rules and practices; and
●	the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

Our goal is to assemble a Board of Directors that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, The Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board of Directors may also consider such other factors as they may believe are in the best interests of PCS and its shareholders.

The Board of Directors identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-election. If any member of the Board does not wish to continue in service or if we decide not to re-nominate a member for re-election, we then identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board of Directors are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

Role of Board in Risk Oversight

One of the functions of our Board of Directors is informed oversight of our risk management process. The Board does not have a standing risk management committee, but oversees this function through the Board as a whole, as well as through our Audit Committee, which is responsible for discussing guidelines and policies to govern the process by which risk assessment and management are undertaken.

Our Board oversees risk, including operational risk, liquidity risk and credit risk in various ways. Board meetings generally include discussions among Board members and executive officers and outside consultants, when practical, regarding material risks we face, including operational and financial risk. Our management provides information to the Board regarding our approach to material risks, both at meetings and on a regular basis during informal discussion. In addition, the Board generally reviews the disclosures in our Annual Reports on Form 10-K, including any risk factors contained therein. The discussions as part of management’s consideration include whether all material risks and concerns have been identified and the manner in which management will address these issues.

Potential Conflicts of Interests of Compensation Consultants

None.

Meetings of the Board of Directors

The Board of Directors conducted three regular Board meetings and numerous informal conferences during Fiscal Year 2025. No director attended less than 75% of the meetings.

7 of 16

PROPOSAL No. 1

ELECTION OF DIRECTORS

Nominees for Director

The nominees for election as Directors are the three people listed below, who comprise our current members of the Board of Directors of the Company. Each director is to serve until the next Annual Meeting of our shareholders or until his or her successor is elected and qualified or his or her prior resignation or termination.

The Board of Directors recommends that shareholders vote FOR Proposal No. 1 to Re-Elect All Members or Nominees named below to the Company’s Board of Directors.

Name	Age	Position	Held Position Since
Todd R. Hackett	64	CEO, Director	2012
Michael J. Bledsoe	59	Director, President	2016
Sean P. Iddings	38	Independent Director	2025

Todd R. Hackett. Todd R. Hackett is the owner of a successful construction company in Iowa who first became aware of PCS as an investment opportunity in 2007. Over the past five years, his involvement with PCS has grown from a casual investor to a strong advocate for bringing educational opportunities to both children and young adults to strengthen their knowledge in math and science. Mr. Hackett was appointed Chairman of the Board of Directors and Chief Executive Officer in November 2015. He brings a strong business background to PCS, well founded in the fundamental principles of building a successful company. He has demonstrated his abilities in the building of his own company from a start-up in 1981 to a major construction firm now handling multi-million dollar projects. Many of his projects involve educational institutions, such as community colleges, middle schools, libraries, and applied technology labs. Mr. Hackett has not held a directorship position nor was he a directorship nominee for any other public company or investment company in the past five years.

Mr. Hackett is actively involved in his community, is passionate about the potential of PCS, and is actively engaged in helping to create a company that will have deep shareholder value as well as improve STEM education around the world. We believe Mr. Hackett brings valuable business and financial experience to PCS.

Michael J. Bledsoe Michael Bledsoe has over 27 years of experience in the investment industry, which includes managing institutional equity and fixed income portfolios, conducting asset allocation studies and developing investment policy for pension plan sponsors and foundations, and reporting to various Boards and Investment Committees. He was appointed to the PCS Edventures!, Inc. Board of Directors on June 8, 2016, and began employment as Vice President and Treasurer on July 1, 2016. On August 21, 2016, Mr. Bledsoe was appointed President of the Company. Mr. Bledsoe was employed at D.A. Davidson as a Senior Vice President and Portfolio Manager, a position he held for 18 years. Prior to that, Mr. Bledsoe held the positions of Vice President and Portfolio Manager at U.S. Bank, Portfolio Manager at D.B. Fitzpatrick, and Investment Consultant at Dorn, Helliesen & Cottle. Also, he was an adjunct faculty member at Boise State University where he taught classes in personal investing. He received a BBA in Quantitative Management with an emphasis in Finance from Boise State University in 1989, and an MBA from Boise State University. Mr. Bledsoe has not held a directorship position nor was he a directorship nominee for any other public company or investment company in the past five years.

8 of 16

Sean P. Iddings. Sean P. Iddings is the Chief Community Officer of MicroCapClub who first became aware of PCS as an investment opportunity in 2023. Mr. Iddings was appointed to the Board of Directors in January, 2025. He brings a strong business background to PCS and capital markets expertise. From 2019 to 2024, Sean founded and expanded Immersion Factory LLC into the largest real estate photography company in central New York, demonstrating his expertise in scaling businesses in specialized industries. A licensed drone pilot, he is particularly passionate about inspiring the next generation to explore drone technology and other STEM-related careers. Mr. Iddings has not held a directorship position nor was he a directorship nominee for any other public company or investment company in the past five years.

Committees

Audit Committee:

As a smaller reporting company, we are not required to have an audit committee, and accordingly, our Board of Directors is responsible for all matters that would customarily be handled by an “audit committee.”

Nominating and Governance Committee:

The Nominating and Governance Committee currently consists of Board members Todd R. Hackett and Michael J. Bledsoe and Sean P. Iddings, our current Board members. Currently, our directors submit nominations for election to fill vacancies on the Board to the entire Board for its consideration.

Our Bylaws do not contain any provisions for addressing the process by which a shareholder may nominate an individual to stand for election to the Board of Directors, and we do not have any formal policy concerning shareholder recommendations to the Board of Directors. To date, we have not received any recommendations from non-affiliate shareholders requesting that the Board consider a candidate for election to the Board. However, the absence of such a policy does not mean that the Board of Directors would not consider any such recommendation, if one is received. The Board would consider any candidate proposed in good faith by a shareholder. To do so, a shareholder should send the candidate’s name, credentials, contact information, and his or her consent to be considered as a candidate to the attention of the Board of Directors at 941 S. Industry Way, Meridian, ID 83642. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership in the Company (how many shares owned and for how long). Proposals like these should be sent at least 120 days before the 2026 Annual Meeting, which is expected to be held in late September, 2026.

Our Board of Directors does not have a formal process for security holders to send communications to the Board. However, our directors take great interest in the concerns of shareholders. Security holder communications may be sent to: Board of Directors, PCS Edventures!, Inc., 941 S. Industry Way, Meridian, ID 83642. Communications may also be sent to any individual director at our address.

9 of 16

Executive Compensation

Compensation Committee:

The Company currently does not have a compensation committee of the Board of Directors. The Board of Directors as a whole determines executive compensation.

SUMMARY COMPENSATION TABLE FOR FISCAL YEARS ENDED MARCH 31, 2024, AND 2025

Information relative to compensation paid to our directors and executive officers for the years ended March 31, 2024, through March 31, 2025, can be found in the PCS Edventures!, Inc. Fiscal Year 2025 10-K, in Item 11 thereof, which is available on the Company’s website at https://investors.edventures.com/, and which is attached hereto and incorporated herein by reference as part of our Proxy Soliciting Materials.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR ENDED 2025

Information relative to outstanding equity awards for our directors or executive officers or employees at the fiscal year ended March 31, 2025, can also be found in Item 11 of our Fiscal Year 2025 10-K. The Company also makes available medical and dental insurance coverage for its directors and executive officers and other U.S. employees.

OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR 2025

There were no option exercises of shares of our common stock that vested during the fiscal year ended March 31, 2025.

Director Independence

Our Board of Directors is currently composed of three (3) members, Todd R. Hackett, Michael J. Bledsoe, and Sean P. Iddings. Todd R. Hackett and Michael J. Bledsoe do not qualify as independent directors in accordance with the published listing requirements of the NASDAQ Global Market (the Company has no plans to list on the NASDAQ Global Market).

Sean P. Iddings qualifies as an independent director in accordance with the published listing requirements of the NASDAQ Global Market. The NASDAQ independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his family members has engaged in various types of business dealings with us.

In addition, our Board of Directors has not made a subjective determination, as to our directors, that no relationships exist which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, though such subjective determination is required by the NASDAQ rules. Had our Board of Directors made these determinations, our Board of Directors would have reviewed and discussed information provided by our directors and us with regard to our directors’ business and personal activities and relationships as they may relate to us and our management.

Director Compensation For Fiscal Year 2025

Mr. Hackett receives no compensation as CEO and receives no compensation as a member of the Board of Directors. Mr. Bledsoe, the Company’s President, has been excluded from receiving additional compensation as a Board member. Mr. Iddings, the Company’s sole independent director, receives 20,000 shares of our no par value common stock comprised of “restricted securities” as defined in SEC Rule 144, per quarter of service as a member of our Board of Directors. Payment to outside Directors of our Board for the fiscal year ended March 31, 2025, as compensation, can be found in our Fiscal Year 2025 10-K, in Item 11 thereof, available on the Company’s website at https://investors.edventures.com under the heading “Annual Report,” which is attached hereto and incorporated herein by reference as part of our Proxy Soliciting Materials.

10 of 16

Certain Relationships and Related Transactions

During the fiscal year ended March 31, 2025, the Company had no transactions with related persons.

Family Relationships

There are no family relationships between our officers and directors.

Involvement In Certain Legal Proceedings

During the past 10 years, none of our present directors, executive officers or persons nominated to become directors or executive officers have been involved in any of the following activities:

(1) A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2) Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4) Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

11 of 16

(5) Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6) Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7) Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) Any Federal or State securities or commodities law or regulation; or

(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8) Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Transactions with Related Persons

During the fiscal year ended March 31, 2025, the Company had no transactions with related persons.

Parents

None, not applicable.

Promoters and Control Persons

There were no material transactions, or series of similar transactions, during our Company’s last five fiscal years, or any currently proposed transactions, or series of similar transactions, to which we were or are to be a party and in which any promoter or founder of ours or any member of the immediate family of any of the foregoing persons, had an interest. We have not had any promoters or parents during the past five fiscal years.

Code of Ethics

We adopted a Code of Ethics and revised it in 2016. This Code of Ethics was filed with our Fiscal Year 2025 10-K as Exhibit 14 in Item 15 thereof and is incorporated herein by reference.

12 of 16

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires executive officers and directors and persons who own more than 10% of our common stock to file initial reports of ownership (“Form 3”) and reports of changes in ownership (“Form 4”) with the SEC. Executive officers, directors, and greater than 10% owners are required by the SEC’s regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely on review of the copies of such forms furnished to us, we believe that all Section 16(a) filing requirements applicable to our directors and executive officers and 10% holders were timely filed during our fiscal year ended March 31, 2025.

The Board of Directors recommends that shareholders vote FOR the Election of the Directors nominated in Proposal No. 1 to serve as Directors until the next Annual Meeting of our Shareholders.

PROPOSAL No. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Our Board of Directors, acting as an audit committee, has selected Haynie & Company as our independent registered public accounting firm for the fiscal year ending March 31, 2026, and has further directed that management submit the selection of an independent registered public accounting firm for ratification by the shareholders at the Annual Meeting.

Neither our Bylaws nor other governing documents or law require shareholder ratification of the selection of Haynie & Company as our independent registered public accounting firm. However, the Board is submitting the selection of Haynie & Company to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our shareholders.

Representatives of Haynie & Company are not expected to be present at the Annual Meeting for the fiscal year ended March 31, 2025. Accordingly, they will not have the opportunity to make a statement, nor will they be available to respond to appropriate questions.

Ratification of the selection of Haynie & Company requires the affirmative vote of a majority of the votes of the holders of shares present in person or represented by Proxy and entitled to vote at the Annual Meeting, assuming the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders in determining whether a quorum is present.

Independent Registered Public Accounting Firm Fee Information

In connection with the audit of our fiscal year March 31, 2025, financial statements, we entered into an engagement agreement with Haynie & Company that set forth the terms by which Haynie & Company would perform audit services for us, including the responsibilities of Haynie & Company and management in the conduct of the audit and estimated fees. That agreement is subject to alternative dispute resolution procedures.

13 of 16

The following table represents aggregate Audit Fees billed or to be billed to us for services performed for the fiscal years ended March 31, 2025, and 2024, by Haynie & Company, our independent registered public accounting firm.

Fee Category	FY2025	FY2024
Audit Fees	$40,500	$71,500
Audit Related Fees	0	3,000
Tax Fees	12,845	10,736
Total Fees	$53,345	$85,236

The total Audit Fees paid to Haynie & Company for professional services performed in connection with the audit of our financial statements for the fiscal years ended March 31, 2025, and 2024, and the for review of our financial statements in connection with our 1st, 2nd and 3rd Quarterly Reports on Form 10-Q of fiscal years ended 2025, and 2024, which were filed with the SEC, was approximately $53, 345 and $85,236, respectively.

Audit Fees - Consists of fees for professional services rendered by our principal accountants for the audit of our annual financial statements in our Annual Reports on Form 10-K of the SEC and the review of the financial statements included in our Forms 10-Q of the SEC and related services that are normally provided by our principal accountants in connection with statutory and regulatory filings or engagements.

Audit-related Fees - Consists of fees for assurance and related services by our principal accountants that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit fees.”

Tax Fees - Consists of fees for professional services rendered by our principal accountants for tax compliance, tax advice and tax planning.

All services provided by Haynie & Company for the fiscal years ended March 31, 2025, and 2024, were approved by our Board of Directors.

The Board of Directors recommends that shareholders vote FOR Proposal No. 2 to Ratify the Election of Haynie & Company as our independent registered public accounting firm for the fiscal year ending March 31, 2026.

PROPOSAL No. 3

DECREASE IN SHARE AUTHORIZATION

Pursuant to Section 30-1-1003 of the Idaho Business Corporation Act, an amendment to the Articles of Incorporation of an Idaho corporation must first be adopted by the Board of Directors, and then submitted to and approved by shareholders owning a majority of the outstanding voting securities of the class voting on the amendment.

14 of 16

The Board of Directors resolved on July 14, 2025, to decrease the Company authorized common stock from 150,000,000 shares with no par value to 125,000,000 shares of common stock with no par value, and has further directed that management submit the resolution for ratification by the shareholders at the Annual Meeting.

Reasons for the Adoption of the Amendment to Our Articles of Incorporation

Our Articles of Incorporation currently authorize the issuance of up to 150,000,000 shares of common stock with no par value per share, and there are currently 118,076,784 of such shares issued and outstanding. Our Board of Directors believes that a decrease in the number of our authorized shares to 125,000,000 shares will provide the Company with a sufficient number of available shares to potentially be used for various corporate purposes, including the sale of common stock and securities convertible into common stock, as well as the issuance for potential acquisitions, share dividends, and the granting of options or warrants or issuances under compensatory plans presently in effect or that may be adopted by us in the future.

The decrease in our authorized shares of common stock may have the effect of preventing or delaying the acquisition by third parties of a controlling interest in us, though that is not our intention. The ability to prevent a change in control may deprive our shareholders of any benefits that may result from such a change in control, including the potential realization of a premium over the market price for our common stock that could result from a transaction of this type. Furthermore, the issuance of a large block of additional shares to parties who may be deemed “friendly” to our Board of Directors may make it more difficult to remove incumbent directors from office, even if such removal would benefit our common shareholders. Despite these potential anti-takeover effects, however, our Board of Directors believes that the financial flexibility afforded by an increase in our authorized common stock outweighs the potential disadvantages. Our Board of Directors has adopted the resolutions necessary to decrease our authorized shares with a view to such flexibility, and not with a view to its potential anti-takeover effects. Our management and our Board of Directors have no present intention to use the excess number of authorized common shares for any anti-takeover purpose.

The amendment of our Articles of Incorporation to decrease our authorized common shares will not have any material effect on our business operations or reporting requirements with the SEC, other than the requirement that we are required to file a Current Report on Form 8-K with respect to such amendment.

The Board of Directors recommends that shareholders vote FOR Proposal No. 3 to Ratify the Decrease in our Authorized Shares.

PROPOSAL 4

OTHER MATTERS

The Board of Directors is not aware of any business other than the aforementioned matters that will be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the person named in the enclosed Proxy to vote thereon in accordance with his best judgment.

A copy of our Fiscal Year 2025 10-K is available on the Company’s website and is attached hereto and incorporated herein by reference as an integral part of our Proxy Soliciting Materials. Should additional copies be required, or any copies of the other Proxy Soliciting Materials, they may be obtained, without cost, by one of the following means:

1.	E-mailing mikeb@edventures.com;
2.	Calling Investor Relations at (208) 343-3110;

15 of 16

3.	Visiting https://investors.edventures.com/;
4.	Writing Investor Relations:

PCS Edventures!, Inc.

941 S. Industry Way

Meridian, Idaho 83462

We look forward to seeing many of our shareholders at our Annual Meeting on September 26, 2025. If you are unable to attend and are interested in participating, you can view a live broadcast of the meeting virtually by following the instructions below:

www.XXXXXX.com

The phone number and conference code will be e-mailed to you when you register.

For assistance, please call our office at 1-800-429-3110, and we will guide you through the process. We look forward to having you!

Documents attached to this Proxy Statement and Incorporated by Reference and comprising the Proxy Soliciting Materials

1.	Notice of Annual Meeting of Stockholders.

2.	Notice of Internet Availability of the Proxy Soliciting Materials.

3.	Proxy Card.

4.	Annual Report on Form 10-K of the SEC for the fiscal year ended March 31, 2025, filed with the SEC on June 30, 2025.

16 of 16

FORM OF PRELIMINARY NOTICE OF INTERNET AVAILABILITY

PCS Edventures!, Inc.

941 S. Industry Way,

Meridian, ID 83642

Important Notice

Regarding the Internet Availability of our Proxy Statement and Related Materials to our stockholders regarding the approval of all matters outlined in our Definitive Statement

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, PCS Edventures!, Inc., an Idaho corporation (the “Company”), has elected to provide Internet access to its Proxy Statement, the Proxy Voting Card and our 10-K Annual Report for the fiscal year ended March 31, 2025 (the “Fiscal Year 2025 10-K”), and which, collectively with this Notice of Internet Availability and the Notice of Annual Meeting of Stockholders, constitute the “Proxy Soliciting Materials,” rather than mailing paper copies. This process will allow us to reduce postage, printing expenses, and unnecessary paper waste.

This communication presents only an overview of the more complete Proxy Soliciting Materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in these materials.

The approval of Proposals 1-4 will become effective on a date that is at least 40 days from the mailing of the Notice of Internet Availability to our stockholders, which effective date is anticipated to be September 26, 2025, except for amendments to our Articles of Incorporation, if approved, which will be effective on filing with the State of Idaho.

Proposed Items for Shareholder Vote:

1.	To elect the current members of our Board of Directors;
2.	Ratification of the election of Haynie & Company, as our independent registered public accounting firm for our fiscal year ending March 31, 2026;
3.	Amendment to our Articles of Incorporation to decrease our authorized shares of common stock from 150,000,000 no par value shares to 125,000,000 no par value shares;
4.	To transact such other business as may properly come before the Annual Meeting (and any adjournment thereof), all in accordance with the accompanying Proxy Statement.

Provided a quorum is reached, shareholder voting must occur between August 15, 2025 (the “Mailing Date”) and September 26, 2025. The Board of Directors recommends shareholders vote FOR proposals 1-4. Passing proposals will be effective immediately following the meeting, except as otherwise indicated in the Proxy Soliciting Materials.

How to Access the Information Statement:

The Proxy Soliciting Materials are available online under the heading “ANNUAL MEETING” at: http://investors.edventures.com.

If you desire to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before September 21, 2025, a date that is five days prior to the date of our Annual Meeting, to facilitate timely delivery.

TO ORDER A PAPER OR E-MAIL COPY OF THESE MATERIALS:

1.	Call our toll-free number at 1-800-429-3110
2.	Visit our website at http://investors.edventures.com
3.	Send us an email at mikeb@edventures.com. Please list your Control Number contained below and clearly identify the reports you are requesting and the name and address or email address to which the material should be sent.

Control Number: 0000-0000-0000

FORM OF PRELIMINARY PROXY VOTE CARD

FOR THE ANNUAL MEETING

OF STOCKHOLDERS TO BE HELD

SEPTEMBER 26, 2025

THIS PROXY (THE “PROXY”) IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of PCS Edventures!, Inc., an Idaho Corporation (the “Company”), hereby appoints Todd R. Hackett, our Chairman and CEO, as Proxy-holder for and on behalf of the undersigned to attend the Annual Meeting of Stockholders to be held at the PCS Edventures!, Inc. located in the corporate offices at 941 S. Industry Way, Meridian, ID, 83642, on September 26, 2025, at 10:00 a.m. Mountain Time and to vote said shareholder’s shares as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF

THE PROPOSALS SET FORTH BELOW

Proposal No. 1

Election of Directors

I direct that my Proxy vote on the proposal to elect the following to the Board of Directors, as follows:

A.	Todd R. Hackett

_______ For _______ Against ______ Withhold Authority

B.	Michael J. Bledsoe

_______ For _______ Against ______ Withhold Authority

C.	Sean P. Iddings

_______ For _______ Against ______ Withhold Authority

Proposal No. 2

Ratification of Auditor

Ratification of the election of Haynie & Company as the Company’s independent registered public accounting firm.

______ For _______ Against ______ Withhold Authority

Proposal No. 3

Amendment to Articles of Incorporation to Decrease Authorized Shares

Ratification of an amendment to our Articles of Incorporation to decrease to the Company’s authorized common stock from 150,000,000 shares with no par value to 125,000,000 shares of common stock with no par value

______ For _______ Against ______ Withhold Authority

The shares represented by this Proxy will be voted as directed by the shareholders, but if no instructions are specified, this Proxy will be voted for all of the Proposals. If any other business is presented at the Annual Meeting, this Proxy will be voted by those named in this Proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of the Notice of Internet Availability, the Notice of Annual Meeting, the Proxy Statement relating to the Annual Meeting, together with the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025 (the “Proxy Soliciting Materials”), which are incorporated by reference and available on the Company’s website at https://edventures.com/ under the heading “Annual Report.”

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PLEASE PROVIDE CORRECTED INFORMATION IF APPLICABLE

Address:

City	State	Zip

Phone No.